Exhibit 10.4

SECURITY AGREEMENT
(INTELLECTUAL PROPERTY)

THIS SECURITY AGREEMENT (INTELLECTUAL PROPERTY), dated as of January 14, 2003, is entered into by and among WEST MARINE FINANCE COMPANY, INC., a California corporation (the “Company”), each of the other Persons signatory to this Agreement (other than Administrative Agent), each of the other entities which becomes a party hereto pursuant to Section 9 hereof (each of the foregoing, including the Company, a “Grantor” and collectively, the “Grantors”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Administrative Agent”) for the financial institutions which are from time to time parties to the Credit Agreement referred to in Recital A below (collectively, the “Lenders”).

RECITALS

A. Pursuant to that certain Credit Agreement, dated as of even date herewith (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, the Lenders and Wells Fargo Bank, National Association, as Administrative Agent, Issuing Lender and Swing Line Lender, the Lenders have agreed to extend loans and other financial accommodations to the Company upon the terms and subject to the conditions set forth therein.

B. The Lenders’ obligations to extend loans and other financial accommodations to the Company under the Credit Agreement are subject, among other conditions, to receipt by the Administrative Agent of this Security Agreement duly executed by the Grantors.

C. Each Grantor (other than Company) is or shall become a party to that certain Guaranty dated as of even date herewith in connection with the Credit Agreement. Each Grantor (other than Company) has obtained and will continue to obtain working capital and loans needed for its operations from Company, and Company will obtain funds to provide and lend to the Grantors (other than Company) from the Lenders under the Credit Agreement. In addition, Grantors (other than Company) expect to realize direct and indirect benefits as the result of the availability of the aforementioned credit facilities to Company and as the result of financial or business support which will be provided to the Grantors (other than Company) by Company.

AGREEMENT

NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Grantor hereby agrees with the Administrative Agent, for the ratable benefit of the Administrative Agent and the Lenders, as follows:

1. Definitions and Interpretation. When used in this Security Agreement, the following terms shall have the following respective meanings:

“Administrative Agent” shall have the meaning given to that term in the introductory paragraph hereof.

“Company” shall have the meaning given to that term in the introductory paragraph hereof.

“Collateral” shall have the meaning given to that term in Section 2 hereof.

“Copyright Office” shall mean the United States Copyright Office or any successor office or agency thereto.

“Copyrights” shall have the meaning given to that term in Attachment 1 hereto.

“Credit Agreement” shall have the meaning given to that term in Recital A hereof.

“Grantor(s)” shall have the meaning given to that term in the introductory paragraph hereof.

“Lenders” shall have the meaning given to that term in the introductory paragraph hereof.

“Mask Works” shall have the meaning given to that term in Attachment 1 hereto.

“Patent and Trademark Office” shall mean the United States Patent and Trademark Office or any successor office or agency thereto.

“Patent Applications” shall mean all applications made by, or on behalf of, a Grantor to the Patent and Trademark Office or to any similar office or agency of any foreign country or political subdivision thereof for the registration of Patents.

“Patent Registrations” shall mean all Patents registered with the Patent and Trademark Office or with any similar office or agency of any foreign country or political subdivision thereof and all Patent Applications.

“Patents” shall have the meaning given to that term in Attachment 1 hereto.

“Secured Obligations” shall mean and include (a) in the case of the Company, the Obligations (as defined in the Credit Agreement) and (b) in the case of each other Grantor, all liabilities and obligations, howsoever arising, owed by such Grantor to the Administrative Agent or any Lender of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, pursuant to the terms of the Guaranty or any of the other Loan Documents to which such Grantor is a party, including without limitation all interest (including interest that accrues after the commencement of any bankruptcy or other insolvency proceeding by or against such Grantor), fees, charges, expenses, attorneys’ fees and accountants’ fees chargeable to and payable by the Grantor hereunder and thereunder.

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“Trade Secrets” shall have the meaning given to that term in Attachment 1 hereto.

“Trademarks” shall have the meaning given to that term in Attachment 1 hereto.

“UCC” means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of California; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Administrative Agent’s security interest in any collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of California, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

Unless otherwise defined herein, all other capitalized terms used herein and defined in the Credit Agreement shall have the respective meanings given to those terms in the Credit Agreement, and all terms defined in the UCC shall have the respective meanings given to those terms in the UCC. The rules of construction set forth in Article I of the Credit Agreement shall, to the extent not inconsistent with the terms of this Security Agreement, apply to this Security Agreement and are hereby incorporated by reference.

2. Grant of Security Interest.  As security for the full, prompt, complete and final payment when due (whether at stated maturity, by acceleration or otherwise) and prompt performance and observance of all the Secured Obligations of each Grantor, and in order to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to make loans and other financial accommodations available to and for the benefit of the Company upon the terms and subject to the conditions thereof, such Grantor hereby assigns, conveys, mortgages, pledges, grants, hypothecates and transfers to the Administrative Agent (for the ratable benefit of the Administrative Agent and the Lenders) a security interest in all right, title and interest of such Grantor in and to the property described in Attachment 1 hereto, whether now owned or hereafter acquired (collectively and severally, the “Collateral”), which Attachment 1 is incorporated herein by this reference; provided, however, that any Collateral shall be excluded from the lien and security interest granted by a Grantor hereunder to the extent, but only to the extent, that, after giving effect to the application of Sections 9406 through 9409 of the UCC, the creation of a lien and security interest therein would constitute a material breach of the terms of such Collateral, or would permit any party to any agreement, instrument or other document comprising such Collateral, or the issuer of any license, permit or authorization comprising such Collateral, to terminate such agreement, instrument or other document or license, permit or authorization or would otherwise violate any applicable law, rule, regulation or policy of any Governmental Agency pursuant to any effective term or provision of such agreement, instrument, document, license, permit or authorization.

3. Representations and Warranties.  Each Grantor represents and warrants to the Lenders and the Administrative Agent as follows:

  (a) Each Grantor is the owner of its Collateral (or, in the case of after-acquired Collateral, at the time such Grantor acquires rights in the Collateral, will be the owner thereof). No other Person has (or, in the case of after-acquired Collateral, at the

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time each Grantor acquires rights therein, will have) any right, title, claim or interest (by way of Lien, purchase option or otherwise) in, against or to such Collateral, other than Permitted Encumbrances.

(b)    The Administrative Agent has (or in the case of after-acquired Collateral, at the time each Grantor acquires rights therein, will have) a first priority perfected security interest in the Collateral in respect to which a security interest may be granted under applicable law of the United States of America and any states thereof, including without limitation, the UCC and the United States Trademark Act of 1946, the United States Patent Act of 1972 or the United States Copyright Act of 1976, as applicable, subject to Permitted Encumbrances; provided, however, that the Administrative Agent must make the filings with the Patent and Trademark Office or Copyright Office contemplated by this Security Agreement to perfect its security interest in any Grantor’s Patents, Trademarks, Copyrights or Mask Works registered with such offices and must make filings of appropriate UCC financing statements in the appropriate filing offices to perfect its security interest in all other Collateral.

(c)    Each Grantor has the corporate power and authority to make the conditional assignment and to grant the security interest herein granted;

(d)    Each Grantor has the sole, full and unencumbered right, title and interest in and to (i) each of its Trademarks described in Schedule A to Attachment 1 hereto (and on any Compliance Certificate) for the goods and services covered by the registrations thereof, (ii) each of its Patents described in Schedule B to Attachment 1 hereto (and on any Compliance Certificate), (iii) each of its Copyrights described in Schedule C to Attachment 1 hereto (and on any Compliance Certificate) and (iv) each of its Mask Works described in Schedule D to Attachment 1 hereto (and on any Compliance Certificate). The registrations for such Trademarks and Patents are valid and enforceable and in full force and effect and none of the Trademarks or Patents has been abandoned, assigned to a third party or dedicated to the public, except as could not reasonably be expected to have a Material Adverse Effect. According to the records of the Copyright Office, such Copyrights and Mask Works are valid and enforceable and in full force and effect and none of the Copyrights or Mask Works has been abandoned, assigned to a third party or dedicated to the public, except as could not reasonably be expected to have a Material Adverse Effect.

(e)    On the date hereof, no Grantor owns any Patents, Trademarks, Copyrights or Mask Works registered in, or the subject of pending applications in, the Patent and Trademark Office or the Copyright Office, other than those described in Schedules A, B, C and D to Attachment 1 hereto. As of the date each Compliance Certificate is delivered to the Administrative Agent, no Grantor owns any Patents, Trademarks, Copyrights or Mask Works registered in, or the subject of pending applications in, the Patent and Trademark Office or the Copyright Office, other than those described in Schedules A, B, C and D to Attachment 1 hereto and in any such Compliance Certificate or in any Compliance Certificate previously delivered.

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(f)    Set forth in Schedule E to Attachment 1 hereto is a complete list as of the date hereof of all material licenses of Patents, Trademarks, Copyrights, Mask Works and Trade Secrets which any Grantor has granted to any Person. As of the date each Compliance Certificate is delivered to the Administrative Agent, all material licenses of Patents, Trademarks, Copyrights, Mask Works and Trade Secrets which any Grantor has granted to any Person are described on Schedule E to Attachment 1, in any such Compliance Certificate or in any Compliance Certificate previously delivered.

(g)    Set forth in Schedule F to Attachment 1 hereto is a complete list as of the date hereof of all material licenses of Patents, Trademarks, Copyrights, Mask Works and Trade Secrets which any Person has granted to any Grantor. As of the date each Compliance Certificate is delivered to the Administrative Agent, all material licenses of Patents, Trademarks, Copyrights, Mask Works and Trade Secrets which any Person has granted to any Grantor are described on Schedule F to Attachment 1, in any such Compliance Certificate or in any Compliance Certificate previously delivered.

(h)    Each Grantor has taken all commercially reasonable steps to protect the secrecy and the validity under applicable law of all material Trade Secrets, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

4.      Covenants of the Grantors.  Each Grantor hereby agrees as follows:

(a)    Each Grantor, at the Grantors’ expense, shall promptly procure, execute and deliver to the Administrative Agent all documents, instruments and agreements and perform all acts which are necessary, or which the Administrative Agent may reasonably request, to establish, maintain, preserve, protect and perfect its Collateral, the Lien granted to the Administrative Agent therein and the first priority of such Lien with respect to Collateral in respect to which a security interest may be granted under applicable law of the United States of America and any states thereof, including without limitation, the UCC and the United States Trademark Act of 1946, the United States Patent Act of 1972 or the United States Copyright Act of 1976, as applicable (subject to Permitted Encumbrances) or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any such Collateral. Without limiting the generality of the preceding sentence, each Grantor shall (i) execute all notices of security interest for each relevant type of intellectual property in forms suitable for filing with the Patent and Trademark Office or the Copyright Office, as applicable, substantially in the forms of Attachments 2 and 3 hereto or other forms acceptable to the Administrative Agent and (ii) take all commercially reasonable steps in any proceeding before the Patent and Trademark Office, the Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to diligently prosecute or maintain, as applicable, each application and registration of its Patents, Trademarks, Copyrights and Mask Works, including filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings (except to the extent that the failure to prosecute or maintain or the dedication to the public, abandonment or invalidation thereof is permitted hereunder or could not reasonably be expected to have a Material Adverse Effect).

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(b) Each Grantor shall not use any Collateral or permit any Collateral to be used in violation of (i) any provision of the Credit Agreement, this Security Agreement or any other Loan Document, (ii) any applicable Governmental Rule or Contractual Obligation where such use could reasonably be expected to have a Material Adverse Effect, or (iii) any policy of insurance covering the Collateral where such use could reasonably be expected to have a Material Adverse Effect.

(c) Each Grantor shall pay promptly when due all taxes and other governmental charges, all Liens and all other charges (except to the extent constituting Permitted Encumbrances) now or hereafter imposed upon, relating to or affecting any of its Collateral, unless such taxes, charges and Liens are being contested in good faith by appropriate proceedings.

(d) Each Grantor shall appear in and defend any action or proceeding which may affect its title to or the Administrative Agent’s security interest in the Grantor’s Collateral if an adverse decision could reasonably be expected to have a Material Adverse Effect.

(e) Each Grantor shall keep accurate and complete records of its Collateral and shall permit the Administrative Agent to examine and make copies of such records and provide such reports and information relating to such Collateral as the Administrative Agent may reasonably request from time to time.

(f) No Grantor shall sell, encumber, lease, rent, option, license or otherwise dispose of or transfer any of its Collateral or right or interest therein except to the extent permitted by the Credit Agreement, and each Grantor shall keep its Collateral free of all Liens except Permitted Encumbrances.

(g) Each Grantor (either directly or through licensees) will continue to use its Trademarks in order to maintain such Trademarks in full force and effect free from any claim of abandonment for nonuse, and such Grantor will not (and will not permit any licensee thereof to) do any act or knowingly omit to do any act whereby any of its Trademarks may become invalidated on the grounds of abandonment, unless the failure to do so could not reasonably be expected to have a Material Adverse Effect. No Grantor will do any act, or omit to do any act, whereby its Patents or Patent Registrations may become abandoned or dedicated to the public or the remedies available against infringers weakened if such action or omission could reasonably be expected to have a Material Adverse Effect and shall notify the Administrative Agent immediately if it knows of any reason that any such Patent Registration is likely to become abandoned or dedicated to the public. Each Grantor will not do any act or omit to do any act, whereby its Copyrights or Mask Works may become abandoned or dedicated to the public or the remedies available against infringers weakened if such action or omission could reasonably be expected to have a Material Adverse Effect, and shall notify the Administrative Agent immediately if it knows of any reason that any such Copyright or Mask Work is likely to become abandoned or dedicated.

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(h) Each Grantor will promptly, and in any event within ten (10) Banking Days, notify the Administrative Agent after the filing, either by such Grantor or through any agent, employee, licensee or designee, of (i) an application for the registration of any of Grantor’s Patents, Trademarks, Copyrights or Mask Works with the Patent and Trademark Office or the Copyright Office or any similar office or agency in any other country or any political subdivision thereof, (ii) any assignment of any Patent or Trademark, which such Grantor may acquire from a third party, with the Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, or (iii) any assignment of any Copyright or Mask Work, which such Grantor may acquire from a third party, with the Copyright Office or any similar office or agency in any other country or any political subdivision thereof.

(i) Each Grantor shall use commercially reasonable efforts to (i) use proper statutory notice in connection with its use of its Patents, Trademarks, Copyrights and Mask Works, (ii) maintain the same standards of quality as it uses as of the date hereof in its manufacture of products sold under the Trademarks or provision of services in connection with the Trademarks, and (iii) take all steps necessary to protect the secrecy and the validity under applicable law of all material Trade Secrets, except to the extent the failure to do so could not reasonably be expected to have a Material Adverse Effect.

(j) If any Responsible Official of any Grantor learns of any use by any Person of any term or design likely to cause confusion with any Trademark owned by such Grantor, the Company or such Grantor shall promptly notify the Administrative Agent of such use and of all steps taken and to be taken to remedy any infringement of such Trademark if such confusion or infringement could reasonably be expected to have a Material Adverse Effect.

5. Authorized Action by the Administrative Agent. Each Grantor hereby irrevocably appoints the Administrative Agent as its attorney-in-fact and agrees that the Administrative Agent may perform (but the Administrative Agent shall not be obligated to and shall incur no liability to any Grantor or any third party for failure so to do) any act which such Grantor is obligated by this Security Agreement to perform, and to exercise such rights and powers as such Grantor might exercise with respect to its Collateral, including, without limitation, the right to (a) collect by legal proceedings or otherwise and endorse and/or receive all royalties, payments, proceeds and other sums and property now or hereafter payable on or on account of such Collateral; (b) insure, process, preserve and enforce such Collateral; (c) make any compromise or settlement, and take any action it deems advisable, with respect to such Collateral; (d) pay any indebtedness of such Grantor relating to such Collateral; and (e) execute UCC financing statements and other documents, instruments and agreements required hereunder; provided, however, that the Administrative Agent shall exercise such powers, and the powers set forth in the Special Power of Attorney in the form of Attachment 4 hereto, only after the occurrence and during the continuance of an Event of Default. In furtherance of the powers granted in this Section 5, each Grantor shall execute and deliver to the Administrative Agent a Special Power of Attorney in the form of Attachment 4 hereto. The Grantors agree to reimburse the Administrative Agent upon demand for all costs and expenses, including attorneys’ fees, the Administrative Agent may incur while acting as any Grantor’s attorney-in-fact hereunder, all of which costs and expenses are included in the Secured Obligations. The powers conferred on the

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Administrative Agent hereunder are solely to protect the Administrative Agent’s interests in the Collateral and shall not impose any duty upon the Administrative Agent to exercise any such powers. Except to the extent Section 9207 of the UCC imposes a duty or a duty is otherwise imposed by applicable law, the Administrative Agent shall have no duty as to any Collateral, including any responsibility for taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Without limiting the generality of the preceding sentence, the Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral if it takes such action for that purpose as any Grantor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default. Failure of the Administrative Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care. The Administrative Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees, agents or representatives shall be responsible to the Grantors for any act or failure to act, except for its or their own gross negligence or willful misconduct.

6. Default and Remedies. Each Grantor shall be deemed in default under this Security Agreement upon the occurrence and during the continuance of an Event of Default, as that term is defined in the Credit Agreement. In addition to all other rights and remedies granted to the Administrative Agent by this Security Agreement, the Credit Agreement, the other Loan Documents, the UCC and other applicable Governmental Rules, the Administrative Agent may, upon the occurrence and during the continuance of any Event of Default, exercise any one or more of the following rights and remedies: (a) collect, receive, appropriate or realize upon the Collateral or otherwise foreclose or enforce the Administrative Agent’s security interests in any or all Collateral in any manner not prohibited by applicable Governmental Rules or in this Security Agreement; (b) notify any or all licensees of Collateral to make payments thereon directly to the Administrative Agent; (c) sell, license or otherwise dispose of any or all Collateral at one or more public or private dispositions, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery, on such commercially reasonable terms and in such commercially reasonable manner as the Administrative Agent may determine; (d) upon ten (10) days’ prior notice to the Grantors (care of the Company), direct the Grantors not to make any further use of the Patents, the Trademarks (or any mark similar thereto), the Copyrights (or any work deriving therefrom), or the Mask Works for any purpose; (e) upon ten (10) days’ prior notice to the Grantors (care of the Company), license, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any of the Patents, Trademarks, Copyrights or Mask Works, throughout the world for such term or terms, on such conditions, and in such manner, as the Administrative Agent shall in its sole discretion determine; (f) enforce (and upon notice to the Grantors (care of the Company) have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of the Grantors in, to and under any one or more license agreements with respect to the Collateral (without assuming any obligations or liability thereunder), and take or refrain from taking any action under any thereof; and (g) in addition to the foregoing, in order to implement the assignment, sale or other disposal of any of the Collateral, pursuant to the authority granted in Section 5 hereof, execute and deliver on behalf of the Grantors, upon five (5) Banking Days’ prior notice to the Grantors (care of the Company), one or more instruments of assignment of the Patents, Trademarks, Copyrights or Mask Works (or any application or registration thereof), in form suitable for filing, recording or registration in any country.

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7. Application of Proceeds. The proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be distributed by the Administrative Agent in the following order of priorities:

First, to the Administrative Agent in an amount sufficient to pay in full the costs and expenses of the Administrative Agent in connection with such sale, disposition or other realization, including all fees, costs, expenses, liabilities and advances incurred or made by the Administrative Agent in connection therewith, including, without limitation, attorneys’ fees and costs;

Second, to the Lenders in an amount equal to accrued interest then due and payable under this Security Agreement and the other Loan Documents;

Third, pari passu and ratably, to (i) the Lenders in an amount equal to the principal amount of the outstanding Advances and to cash collateralize the remaining Obligations in connection with Letters of Credit on a pro rata basis in accordance with the then outstanding principal amount of the Advances and Obligations in connection with Letters of Credit (with the portion allocated to the Advances, Swing Line Loans and Obligations in connection with Letters of Credit to be applied first to repay the Swing Line Loans in full, second to repay the remaining Advances in full and then to cash collateralize the Secured Obligations in an amount equal to the then Aggregate Effective Amount of all Obligations in connection with Letters of Credit) and (ii) to the Lender(s) (as that term is defined in the Credit Agreement) or their Affiliates to whom obligations are owed in connection with any Lender Interest Rate Protection Agreements to the extent of the associated Termination Value of such Lender Interest Rate Protection Agreement, and such proceeds will not be applied to the extent of any excess obligations in connection with any Lender Interest Rate Protection Agreement, until the Secured Obligations (other than obligations under this clause (ii)) have been paid in full and the Commitments have been terminated;

Fourth, to the Lenders (as that term is defined in the Credit Agreement) in an amount equal to any other Secured Obligations (including obligations of the Company under Lender Interest Rate Protection Agreements) which are then unpaid; and

Finally, upon payment in full of all of the Secured Obligations, to the Persons legally entitled thereto.

8. Indemnification and Release.

(a) Each Grantor assumes all responsibility and liability arising from the use of the Patents, Trademarks, Copyrights and Mask Works, and each Grantor hereby indemnifies and

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holds the Administrative Agent, each Lender and their respective directors, officers, employees, agents and any of their respective Affiliates (“Indemnitees”) harmless from and against any claim, suit, loss, damage or expense (including attorneys’ fees and expenses) arising out of or in connection with any alleged infringement of any patent, trademark, service mark, trade name, trade secret, copyright or mask work of a third party or alleged defect in any product manufactured, promoted or sold by Grantors (or any Affiliate of the Grantors) in connection with any Patent, Trademark, Copyright or Mask Work or out of the manufacture, promotion, labeling, sale or advertisement of any product or service by the Grantors (or any Affiliate of the Grantors). Each Grantor agrees that the Administrative Agent and the Lenders do not assume, and shall have no responsibility for, the payment of any sums due or to become due under any agreement or contract included in the Collateral or the performance of any obligations to be performed under or with respect to any such agreement or contract by the Grantors, and each Grantor hereby agrees to indemnify and hold each Indemnitee harmless with respect to any and all claims by any Person relating thereto.

(b) Each Grantor agrees to indemnify and hold the Indemnitees harmless from and against any claim, suit, loss, damage or expense (including attorneys’ fees and expenses) arising out of or in connection with any action taken or omitted to be taken by the Administrative Agent hereunder with respect to any license agreement of the Grantors.

(c) Each Grantor agrees to indemnify and hold the Indemnitees harmless from and against any claim, suit, loss, damage or expense (including attorneys’ fees and expenses) arising out of or in connection with any claim, suit or proceeding instituted by any Grantor or in which any Grantor participates.

(d) Each Grantor hereby releases the Indemnitees from any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by the Administrative Agent under the powers of attorney granted in Section 5 hereof, other than actions taken or omitted to be taken through the gross negligence or willful misconduct of such Indemnitees or any breach of this Security Agreement or the other Loan Documents.

(e) Each Grantor agrees to cause the Administrative Agent to be named as an additional insured with respect to any policy of insurance held by such Grantor from time to time covering product liability or intellectual property infringement risk.

(f) Nothing contained in this Section 8 shall, however, be deemed to require the Grantors to indemnify or hold harmless any Indemnitee from or against any losses, costs, suits, expenses, claims or damages arising from or relating to such Indemnitee’s gross negligence or willful misconduct or arising from or relating to any claim by an Indemnitee against another Indemnitee.

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9. Additional Grantors. If, pursuant to the terms and conditions of the Credit Agreement, the Company shall be required to cause any Subsidiary that is not a Grantor to become a Grantor hereunder, such Subsidiary shall execute and deliver to the Administrative Agent a Joinder Agreement in the form of Attachment 5 and shall thereafter for all purposes be a party hereto and have the same rights, benefits and obligations as a Grantor party hereto on the Closing Date.

10. Reinstatement. If this Security Agreement terminates pursuant to its terms or applicable law and if at any time thereafter payment or performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a result of any proceedings in bankruptcy, reorganization, a “voidable preference,” a “fraudulent conveyance,” or otherwise, then this Security Agreement shall be reinstated and be in full force and effect all as though such payment or performance had not been made and each Grantor agrees that it will indemnify the Administrative Agent and each Lender on demand for all costs and expenses (including fees and expenses of counsel) incurred by the Administrative Agent or such Lender in connection with such rescission, restoration or return. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

11. Miscellaneous.

(a) Notices. Except as otherwise specified herein, all notices, requests, demands, consents, instructions or other communications to or upon the Grantors (which shall be sent care of the Company) or the Administrative Agent under this Security Agreement shall be given as provided in Section 11.6 of the Credit Agreement.

(b) Partial Invalidity. If at any time any provision of this Security Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Security Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

(c) Headings. The section headings and captions appearing in this Security Agreement are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Security Agreement.

(d) No Waiver; Cumulative Remedies.

i. The Administrative Agent shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder or under the Credit Agreement or the other Loan Documents, nor shall any single or partial exercise of any right or remedy hereunder or thereunder on any one or more occasions preclude the further exercise thereof or the exercise of any other right or remedy under any of the Loan Documents.

ii. The rights and remedies hereunder provided or provided under the Credit Agreement or the other Loan Documents are cumulative and may be exercised singly or

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concurrently, and are not exclusive of any rights and remedies provided by law or by any of the other Loan Documents.

iii. No amendment, modification, supplement, extension, termination or waiver of any provision of this Security Agreement, no approval or consent hereunder, and no consent to any departure by any Grantor herefrom, may in any event be effective unless in writing signed by the Administrative Agent with the written approval or upon the instruction of the Requisite Lenders, and then only in the specific instance and for the specific purpose given and any such amendment, modification, supplement, extension, termination or waiver shall be binding upon the Administrative Agent, each holder of Secured Obligations and the Grantors; and, without the approval in writing of all the Lenders, no amendment, modification, supplement, termination, waiver or consent may be effective as to the matters set forth in the Credit Agreement.

(e) Time is of the Essence. Time is of the essence for the performance of each of the terms and provisions of this Security Agreement.

(f) Termination of this Security Agreement. Subject to Section 8, above, this Security Agreement shall terminate upon the full, complete and final payment of the Secured Obligations and the termination of the Commitments under the Credit Agreement.

(g) Successors and Assigns. This Security Agreement and all obligations of the Grantors hereunder shall be binding upon, and inure to the benefit of, the successors and assigns of the Grantors, and shall, together with the rights and remedies of the Administrative Agent hereunder, be binding upon, and inure to the benefit of the Administrative Agent, the Lenders and their respective successors and assigns except that no Grantor may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender. Any assignment or transfer in violation of the foregoing shall be null and void. The Lenders and the Administrative Agent may disclose this Security Agreement as provided in the Credit Agreement.

(h) Further Indemnification. Each Grantor agrees to pay, and to save the Administrative Agent harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Security Agreement.

(i) Governing Law. This Security Agreement shall be governed by, construed and enforced in accordance with, the internal law of the State of California except that matters concerning the validity and perfection of a security interest shall be governed by the conflict of law rules set forth in the UCC. Each Grantor hereby consents to the application of California civil law to the construction, interpretation and enforcement of this Security Agreement, and to the application of California civil law to the procedural aspects of any suit, action or proceeding relating thereto, including, but not limited to, legal process, execution of judgments and other legal remedies.

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(j) Counterparts. This Security Agreement may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes. Transmission by telecopier of an executed counterpart of this Security Agreement shall be deemed to constitute due and sufficient delivery of such counterpart.

(k) Payments Free of Taxes, Etc. All payments made by the Grantors under this Security Agreement shall be made by the Grantors free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings (except as otherwise provided in the Credit Agreement). In addition, the Grantors shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Security Agreement. Upon request by the Administrative Agent, the Grantors shall furnish evidence reasonably satisfactory to the Administrative Agent that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies and charges have been paid.

(l) The Grantors’ Continuing Liability. Notwithstanding any provision of this Security Agreement or any other Loan Document or any exercise by the Administrative Agent of any of its rights hereunder or thereunder (including, without limitation, any right to collect or enforce any Collateral), (i) each Grantor shall remain liable to perform its obligations and duties in connection with the Collateral and (ii) neither the Administrative Agent nor any Lender shall assume or be considered to have assumed any liability to perform such obligations and duties or to enforce any of the Grantors’ rights in connection with the Collateral.

(m) ENTIRE AGREEMENT. THIS SECURITY AGREEMENT REPRESENTS THE COMPLETE AND FINAL AGREEMENT AMONG THE GRANTORS AND THE ADMINISTRATIVE AGENT AND SUPERSEDES ALL PRIOR AGREEMENTS, WRITTEN OR ORAL, ON THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE GRANTORS, THE ADMINISTRATIVE AGENT AND THE LENDERS.

[This Space Intentionally Left Blank]

13

IN WITNESS WHEREOF, the Grantor(s) and the Administrative Agent have caused this Security Agreement to be executed as of the day and year first above written.

WEST MARINE FINANCE COMPANY, INC., a California corporation

By:	/s/ Russell Solt

Executive Vice President and Chief Financial Officer [Printed Name & Title]

WEST MARINE, INC., a Delaware corporation

By:	/s/ Russell Solt

Executive Vice President and Chief Financial Officer [Printed Name & Title]

WEST MARINE PRODUCTS, INC., a California corporation

By:	/s/ Russell Solt

Executive Vice President and Chief Financial Officer [Printed Name & Title]

WEST MARINE PUERTO RICO, INC., a California corporation

By:	/s/ Russell Solt

Executive Vice President and Chief Financial Officer [Printed Name & Title]

W MARINE MANAGEMENT COMPANY, INC., a California corporation

By:	/s/ Russell Solt

Executive Vice President and Chief Financial Officer [Printed Name & Title]

WEST MARINE LBC, INC., a California corporation

By:	/s/ Russell Solt

Executive Vice President and Chief Financial Officer [Printed Name & Title]

WEST MARINE IHC I, INC., a California corporation

By:	/s/ Russell Solt
Executive Vice President and Chief Financial Officer [Printed Name & Title]

E&B MARINE INC., a Delaware corporation

By:	/s/ Russell Solt
Executive Vice President and Chief Financial Officer [Printed Name & Title]

E & B MARINE LBC, INC., a California corporation

By:	/s/ Russell Solt
Executive Vice President and Chief Financial Officer [Printed Name & Title]

E & B MARINE IHC I, INC., a California corporation

By:	/s/ Russell Solt
Executive Vice President and Chief Financial Officer [Printed Name & Title]

E & B MARINE SUPPLY, INC., a New Jersey corporation

By:	/s/ Russell Solt
Executive Vice President and Chief Financial Officer [Printed Name & Title]

E & B MARINE SUPPLY, INC., a Maryland corporation

By:	/s/ Russell Solt
Executive Vice President and Chief Financial Officer [Printed Name & Title]

GOLDBERGS’ MARINE DISTRIBUTORS, INC., a Delaware corporation

By:	/s/ Russell Solt
Executive Vice President and Chief Financial Officer [Printed Name & Title]

JAMES BLISS & CO., INC., a Massachusetts corporation

By:	/s/ Russell Solt
Executive Vice President and Chief Financial Officer [Printed Name & Title]

SEA RANGER MARINE INC., a Delaware corporation

By:	/s/ Russell Solt
Executive Vice President and Chief Financial Officer [Printed Name & Title]

KRISTA CORPORATION, a Delaware corporation

By:	/s/ Russell Solt
Executive Vice President and Chief Financial Officer [Printed Name & Title]

CENTRAL MARINE SUPPLY, INC., a New Jersey corporation

By:	/s/ Russell Solt
Executive Vice President and Chief Financial Officer [Printed Name & Title]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Patrick Bishop
Name: Patrick Bishop Title: Vice President

ATTACHMENTS

Attachment 1 - Description of the Property

Schedules to Attachment 1

A - Trademark Registrations and Trademark Applications
B - Patent Registrations and Patent Applications
C - Copyright Registrations
D - Mask Work Registrations
E - Licenses Granted by the Grantors to Third Parties
F - Licenses Granted by Third Parties to the Grantors

Attachment 2 - Form of Grant of Security Interest in Trademarks, Copyrights and Mask Works

Schedules to Attachment 2

1-A - Trademark Registrations
1-B - Trademark Applications
1-C - Copyright Registrations
1-D - Mask Work Registrations

Attachment 3 - Form of Grant of Security Interest in Patents

Schedules to Attachment 3

1-A - Patent Registrations
1-B - Patent Applications

Attachment 4 - Form of Special Power of Attorney

Attachment 5 - Form of Joinder Agreement

ATTACHMENT 1
TO SECURITY AGREEMENT

All right, title and interest of the Grantors, whether now owned or hereafter acquired, in and to the following property:

(a) All trademarks, trade names, trade styles and service marks, and all prints and labels on which said trademarks, trade names, trade styles and service marks have appeared or appear, and all designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all right, title and interest therein and thereto, all registrations and recordings thereof, including, (i) all applications, registrations and recordings in the Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any foreign country or any political subdivision thereof, all whether now owned or hereafter acquired by any Grantor, including those described in Schedule A to this Attachment 1, which Schedule A is incorporated herein by this reference, and (ii) all reissues, extensions or renewals thereof and all licenses thereof (collectively, the “Trademarks”);

(b) All patentable inventions, patent rights, shop rights, letters patent of the United States or any foreign country, all right, title and interest therein and thereto, and all registrations and recordings thereof, including (i) all Patent Registrations and recordings in the Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any foreign country or any political subdivision thereof, all whether now owned or hereafter acquired by any Grantor, including those described in Schedule B to this Attachment 1, which Schedule B is incorporated herein by this reference, and (ii) all reissues, continuations, continuations-in-part or extensions thereof and all licenses thereof (collectively, the “Patents”);

(c) All copyrights including, without limitation, (i) all original works of authorship fixed in any tangible medium of expression, all right, title and interest therein and thereto, and all registrations and recordings thereof, including all applications, registrations and recordings in the Copyright Office or in any similar office or agency of the United States, any state thereof or any foreign country or any political subdivision thereof, all whether now owned or hereafter acquired by any Grantor, including those described on Schedule C to this Attachment 1, which Schedule C is incorporated herein by this reference, and (ii) all extensions or renewals thereof and all licenses thereof (collectively, the “Copyrights”);

(d) All mask works including all series of related images, however fixed or encoded, in final or intermediate form, having or representing the predetermined, three dimensional pattern of metallic, insulating, or semiconductor material present or removed from the layers of a semiconductor chip product, in which series the relation of the images to one another is that each image has the pattern of the surface of one form of the semiconductor chip product, and all right, title and interest therein and thereto, and all registrations and recordings thereof, including all applications, registrations and recordings in the Copyright Office or in any similar office or agency of the United States, any state thereof or any foreign country or any political subdivision thereof, all whether now owned or hereafter acquired by any Grantor, including those described on Schedule D to this Attachment 1, which Schedule D is incorporated herein by this reference,

Attachement 1-1

and (ii) all extensions or renewals thereof and all licenses thereof (collectively, the “Mask Works”);

(e) All goodwill of the Grantors’ business symbolized by the Trademarks and all customer lists and other records of the Grantors relating to the distribution of products or provision of services bearing or covered by the Trademarks;

(f) All proprietary information, including formulas, patterns, compilations, programs, devices, methods, techniques or processes, that derives independent economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by other Persons who can obtain economic value from its disclosure or use, all whether now owned or hereafter acquired by any Grantor (collectively, the “Trade Secrets”);

(g) All claims by any Grantor against any Person for past, present or future infringement of the Patents, Trademarks, Copyrights, Mask Works or Trade Secrets; and

(h) All proceeds of the foregoing (including whatever is receivable or received when Collateral or proceeds is (are) sold, collected, exchanged, licensed or otherwise disposed of, whether such disposition is voluntary or involuntary, including rights to payment and return premiums and insurance proceeds under insurance with respect to any Collateral, and all rights to payment with respect to any cause of action affecting or relating to the Collateral).

Attachment 1-2

SCHEDULE A
TO ATTACHMENT 1
TO SECURITY AGREEMENT

TRADEMARK REGISTRATIONS AND TRADEMARK APPLICATIONS

Trademark Registrations

MARK	COUNTRY	REG. NO.	REG. DATE

Trademark Applications

MARK	COUNTRY	STATUS	SERIAL NO.	FILING DATE

Attachment 1-3

SCHEDULE B
TO ATTACHMENT 1
TO SECURITY AGREEMENT

PATENT REGISTRATIONS AND PATENT APPLICATIONS

Attachment 1-4

SCHEDULE C
TO ATTACHMENT 1
TO SECURITY AGREEMENT

COPYRIGHT REGISTRATIONS

Registration No.	Jurisdiction	Date

Attachment 1-7

SCHEDULE D
TO ATTACHMENT 1
TO SECURITY AGREEMENT

MASK WORK REGISTRATIONS

Registration No.	Jurisdiction	Date

Attachment 1-8

SCHEDULE E
TO ATTACHMENT 1
TO SECURITY AGREEMENT

LICENSES GRANTED BY THE GRANTORS TO THIRD PARTIES

Attachment 1-9

SCHEDULE F
TO ATTACHMENT 1
TO SECURITY AGREEMENT

LICENSES GRANTED BY THIRD PARTIES TO THE GRANTORS

Attachment 1-10

ATTACHMENT 2
TO SECURITY AGREEMENT

[SEPARATE INSTRUMENT FOR
EACH FORM OF COLLATERAL]

GRANT OF SECURITY INTEREST

[TRADEMARKS][COPYRIGHTS][MASK WORKS]

THIS GRANT OF SECURITY INTEREST, dated as of                         , 200     , is executed by                             , a                          corporation (the “Grantor”), in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent (in such capacity, the “Administrative Agent”) for the financial institutions which are from time to time parties to the Credit Agreement referred to in Recital A below (collectively, the “Lenders”).

A. Pursuant to that certain Credit Agreement, dated as of January 14, 2003 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among West Marine Finance Company, Inc., the Lenders and Wells Fargo Bank, National Association, as Administrative Agent, Issuing Lender and Swing Line Lender, the Lenders have agreed to extend loans and other financial accommodations to West Marine Finance Company, Inc. upon the terms and subject to the conditions set forth therein.

[B. The Grantor has adopted, used, and is using the trademarks more particularly described on Schedules 1-A and 1-B annexed hereto and made a part hereof, which trademarks are registered or subject to an application for registration in the United States Patent and Trademark Office (collectively, the “Trademarks”).]

[B. The Grantor owns the copyrights registered in the United States Copyright Office, more particularly described on Schedule 1-A annexed hereto and made a part hereof (collectively, the “Copyrights”).]

[B. The Grantor owns the mask works registered in the United States Copyright Office, more particularly described on Schedule 1-A annexed hereto and made a part hereof (collectively, the “Mask Works”).]

C. The Grantor and other entities party thereto from time to time have entered into a Security Agreement (Intellectual Property) dated as of January 14, 2003 (the “Security Agreement”) in favor of the Administrative Agent (for the ratable benefit of the Administrative Agent and the Lenders).

[D. Pursuant to the Security Agreement, the Grantor has granted to the Administrative Agent (for the ratable benefit of the Administrative Agent and the Lenders) a security interest in all right, title and interest of the Grantor in and to the Trademarks, together with the goodwill of the business symbolized by the Trademarks and the customer lists and records related to the Trademarks and the applications and registrations thereof, and all proceeds thereof, including any and all causes of action which may exist by reason of infringement thereof (the “Collateral”),

Attachment 2-1

to secure the payment, performance and observance of the Secured Obligations, as defined in the Security Agreement.]

[D. Pursuant to the Security Agreement, the Grantor has granted to the Administrative Agent (for the ratable benefit of the Administrative Agent and the Lenders) a security interest in all right, title and interest of the Grantor in and to the Copyrights and the registrations thereof, together with any renewals or extensions thereof, and all proceeds thereof, including any and all causes of action which may exist by reason of infringement thereof for the full term of the Copyrights (the “Collateral”), to secure the prompt payment, performance and observance of the Secured Obligations, as defined in the Security Agreement.]

[D. Pursuant to the Security Agreement, the Grantor has granted to the Administrative Agent (for the ratable benefit of the Administrative Agent and the Lenders) a security interest in all right, title and interest of the Grantor in and to the Mask Works and the registrations thereof, together with any renewals or extensions thereof, and all proceeds thereof, including any and all causes of action which may exist by reason of infringement thereof for the full term of the Mask Works (the “Collateral”), to secure the prompt payment, performance and observance of the Secured Obligations, as defined in the Security Agreement.]

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Grantor does hereby further grant to the Administrative Agent a security interest in the Collateral to secure the prompt payment, performance and observance of the Secured Obligations.

The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

The Administrative Agent’s address is:

Wells Fargo Bank, National Association
65 West Alisal Street, 2nd Floor
Salinas, California 93901
Attention: Patrick Bishop
Tel. No. (831) 754-5078
Fax No. (831) 757-7345

Attachment 2-2

IN WITNESS WHEREOF, the Grantor has caused this Grant of Security Interest to be executed as of the day and year first above written.

[Name of Grantor]

By:
Name:
Title:

Attachment 2-3

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

STATE OF CALIFORNIA COUNTY OF __________________	) ) ss. )
On , before me, ,
Date Name and Title of Officer (e.g. “Jane Doe, Notary Public”) personally appeared ,
Name of Signer(s)

☐ personally known to me – OR – ☐
proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature of Notary Public

OPTIONAL

Though the data below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form.

	CAPACITY(IES) CLAIMED BY SIGNER(S)	DESCRIPTION OF ATTACHED DOCUMENT
☐	Individual
☐	Corporate Officer

	Title(s)	Title or Type of Document

☐	Partner(s) ☐ Limited
☐ General
☐	Attorney-In-Fact	Number of Pages
☐	Trustee(s)
☐	Guardian/Conservator
☐	Other:
Date of Document
Signer is Representing: Name of Person(s) or Entity(ies)

Signer(s) Other Than Named Above

Attachment 2-4

SCHEDULE 1-A TO GRANT OF SECURITY INTEREST

TRADEMARK REGISTRATIONS

Mark	Registration Date	Registration No.

SCHEDULE 1-B TO GRANT OF SECURITY INTEREST

TRADEMARK APPLICATIONS

Mark	Application Date	Application No.

Attachment 2-5

SCHEDULE 1-A TO GRANT OF SECURITY INTEREST

COPYRIGHT REGISTRATIONS

Description	Registration Date	Registration No.

SCHEDULE 1-A TO GRANT OF SECURITY INTEREST

MASK WORK REGISTRATIONS

Description	Registration Date	Registration No.

Attachment 2-6

ATTACHMENT 3
TO SECURITY AGREEMENT

GRANT OF SECURITY INTEREST

(PATENTS)

THIS GRANT OF SECURITY INTEREST, dated as of                 , 200    , is executed by                         , a                          corporation (the “Grantor”), in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent (in such capacity, the “Administrative Agent”) for the financial institutions which are from time to time parties to the Credit Agreement referred to in Recital A below (collectively, the “Lenders”).

A. Pursuant to that certain Credit Agreement, dated as of January 14, 2003 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among West Marine Finance Company, Inc., the Lenders and Wells Fargo Bank, National Association, as Administrative Agent, Issuing Lender and Swing Line Lender, the Lenders have agreed to extend loans and other financial accommodations to West Marine Finance Company, Inc. upon the terms and subject to the conditions set forth therein.

B. The Grantor owns the letters patent, and/or applications for letters patent, of the United States and certain foreign countries, more particularly described on Schedules 1-A and 1-B annexed hereto and made a part hereof (collectively, the “Patents”).

C. The Grantor and other entities party thereto from time to time have entered into a Security Agreement (Intellectual Property) dated as of January 14, 2003 (the “Security Agreement”) in favor of the Administrative Agent (for the ratable benefit of the Administrative Agent and the Lenders).

D. Pursuant to the Security Agreement, the Grantor has granted to the Administrative Agent (for the ratable benefit of the Administrative Agent and the Lenders) a security interest in all right, title and interest of the Grantor in and to the Patents, together with any reissue, continuation, continuation-in-part or extension thereof, and all proceeds thereof, including any and all causes of action which may exist by reason of infringement thereof (the “Collateral”), to secure the prompt payment, performance and observance of the Secured Obligations, as defined in the Security Agreement;

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Grantor does hereby grant to the Administrative Agent a security interest in the Collateral to secure the prompt payment, performance and observance of the Secured Obligations.

Attachment 3-1

The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

The Administrative Agent’s address is:

Wells Fargo Bank, National Association
65 West Alisal Street, 2nd Floor
Salinas, California 93901
Attention: Patrick Bishop
Tel. No. (831) 754-5078
Fax No. (831) 757-7345

Attachment 3-2

IN WITNESS WHEREOF, the Grantor has caused this Grant of Security Interest to be executed as of the day and year first above written.

[Name of Grantor]

By:
Name
Title:

Attachment 3-3

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

STATE OF CALIFORNIA COUNTY OF __________________	) ) ss. )
On , before me, ,
Date Name and Title of Officer (e.g. “Jane Doe, Notary Public”) personally appeared ,
Name of Signer(s)

☐ personally known to me – OR – ☐
proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature of Notary Public

OPTIONAL

Though the data below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form.

	CAPACITY(IES) CLAIMED BY SIGNER(S)	DESCRIPTION OF ATTACHED DOCUMENT
☐	Individual
☐	Corporate Officer

	Title(s)	Title or Type of Document

☐	Partner(s) ☐ Limited
☐ General
☐	Attorney-In-Fact	Number of Pages
☐	Trustee(s)
☐	Guardian/Conservator
☐	Other:
Date of Document
Signer is Representing: Name of Person(s) or Entity(ies)

Signer(s) Other Than Named Above

Attachment 3-4

SCHEDULE 1-A TO GRANT OF SECURITY INTEREST

PATENT REGISTRATIONS

SCHEDULE 1-B TO GRANT OF SECURITY INTEREST

PATENT APPLICATIONS

Title	Jurisdiction	Application Date	Application No.

Attachment 3-5

ATTACHMENT 4
TO SECURITY AGREEMENT

SPECIAL POWER OF ATTORNEY

Dated as of                                 , 200

STATE OF CALIFORNIA	)
)
COUNTY OF	)

KNOW ALL PERSONS BY THESE PRESENTS, THAT                                     , a                                  corporation (the “Grantor”), pursuant to a Security Agreement (Intellectual Property), dated as of January 14, 2003 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”), among the Grantor, other entities party thereto from time to time and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Administrative Agent”) for the financial institutions (collectively, the “Lenders”) which are from time to time parties to that certain Credit Agreement, dated as of even date herewith (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among West Marine Finance Company, Inc., the Lenders and Wells Fargo Bank, National Association, as Administrative Agent, Issuing Lender and Swing Line Lender, hereby appoints and constitutes the Administrative Agent its true and lawful attorney in fact, with full power of substitution, and with full power and authority to perform the following acts on behalf of the Grantor:

1. For the purpose of assigning, selling, licensing or otherwise disposing of all right, title and interest of the Grantor in and to any letters patent of the United States or any other country or political subdivision thereof, and all registrations, recordings, reissues, continuations, continuations-in-part and extensions thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose;

2. For the purpose of assigning, selling, licensing or otherwise disposing of all right, title and interest of the Grantor in and to any trademarks, trade names, trade styles and service marks and all related goodwill, and all registrations, recordings, reissues, extensions and renewals thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose;

3. For the purpose of assigning, selling, licensing or otherwise disposing of all right, title and interest of the Grantor in and to any copyrights, and all registrations, recordings, reissues, extensions and renewals thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with

Attachment 4-1

respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose;

4. For the purpose of assigning, selling, licensing or otherwise disposing of all right, title and interest of the Grantor in and to any mask works, and all registrations, recordings, reissues, extensions and renewals thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose;

5. For the purpose of evidencing and perfecting the Administrative Agent’s interest in any patent, trademark, copyright or mask work not previously assigned to the Administrative Agent as security, or in any patent, trademark, copyright or mask work, which the Grantor may acquire from a third party, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose.

6. To execute any and all documents, statements, certificates or other papers necessary or advisable in order to obtain the purposes described above as the Administrative Agent may in its reasonable discretion determine.

Attachment 4-2

This power of attorney is made pursuant to the Security Agreement and takes effect solely for the purposes thereof and is subject to the terms and conditions thereof and may not be revoked until termination of the Security Agreement as provided therein.

[Name of Grantor]

By:
Name:
Title:

Attachment 4-3

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

STATE OF CALIFORNIA	)
	)	ss.
COUNTY OF LOS ANGELES	)

On                         , 200    , before me,                                              , Notary Public, personally appeared                                         ,

☐ personally known to me – OR – ☐
proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature of Notary Public

OPTIONAL

Though the data below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form.

	CAPACITY(IES) CLAIMED BY SIGNER(S)	DESCRIPTION OF ATTACHED DOCUMENT
☐	Individual
☐	Corporate Officer

	Title(s)	Title or Type of Document

☐	Partner(s) ☐ Limited
☐ General
☐	Attorney-In-Fact	Number of Pages
☐	Trustee(s)
☐	Guardian/Conservator
☐	Other:
Date of Document
Signer is Representing: Name of Person(s) or Entity(ies)

Signer(s) Other Than Named Above

Attachment 4-4

ATTACHMENT 5
TO SECURITY AGREEMENT

JOINDER AGREEMENT

This JOINDER AGREEMENT, dated as of             ,             , is delivered pursuant to Section 9 of the Security Agreement (Intellectual Property) dated as of January 14, 2003, among West Marine Finance Company, Inc. (the “Company”), and certain other Subsidiaries of Company and Parent from time to time party thereto as Grantors in favor of Wells Fargo Bank, National Association, as administrative agent for the Lenders referred to therein (the “Security Agreement”). Capitalized terms used herein but not defined herein are used herein with the meaning given them in the Security Agreement.

By executing and delivering this Joinder Agreement, the undersigned, as provided in Section 9 of the Security Agreement, hereby becomes a party to the Security Agreement as a Grantor thereunder with the same force and effect as if originally named as a Grantor therein and, without limiting the generality of the foregoing, (a) as security for the full, prompt, complete and final payment when due (whether at stated maturity, by acceleration or otherwise) and prompt performance and observance of all the Secured Obligations of the undersigned, the undersigned hereby assigns, conveys, mortgages, pledges, grants, hypothecates and transfers to the Administrative Agent for itself and for the pro rata benefit of the Lenders, on the terms and subject to conditions of the Security Agreement, a security interest in and to all of the undersigned’s right, title and interest in, to and under the Collateral, whether now owned or hereafter acquired by the undersigned or in which the undersigned now holds or hereafter acquires any interest and expressly assumes all obligations and liabilities of a Grantor thereunder and (b) the undersigned agrees to provide the Administrative Agent with such short forms security agreements substantially in the forms of Attachments 2 and 3 to the Security Agreement and a Special Power of Attorney substantially in the form of Attachment 4.

The information set forth in Annex 1-A is hereby added to the information set forth in Schedules A through F to Attachment 1 to the Security Agreement.

The undersigned hereby represents and warrants that each of the representations and warranties contained in the Security Agreement applicable to it is true and correct on and as the date hereof as if made on and as of such date.

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTOR]

By:
Name: Title:

ACKNOWLEDGED AND AGREED
as of the date of this Joinder Agreement
first above written.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:
Name: Title:

Attachment 4-5

Annex 1-A

[New Grantor to complete as appropriate]

Attachment 4-6